SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 29, 2004

                             ASPEN TECHNOLOGY, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Delaware                      0-24786                04-2739697
--------------------------------------------------------------------------------
        (State or other juris-             (Commission             (IRS Employer
       diction of incorporation            File Number)      Identification No.)


         Ten Canal Park, Cambridge, Massachusetts                       02141
--------------------------------------------------------------------------------
         (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (617) 949-1000

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 12.  Results of Operations and Financial Condition

         On April 29, 2004, Aspen Technology, Inc. announced its financial results for the quarter ended March 31, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  April 29, 2004           ASPEN TECHNOLOGY, INC.

                                By:  /s/ Charles F. Kane
                                      ------------------------------------------
                                      Charles F. Kane
                                        Senior Vice President and
                                        Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                Description
----------                 -----------
99.1                       Press release issued by Aspen Technology, Inc. on
                           April 29, 2004.